UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported): October 31, 2007 (October 30, 2007)

CRESTED CORP.
(Exact Name of Company as Specified in its Charter)

Colorado	0-8773	84-0608126
(State or other jurisdiction of	(Commission File No.)	(I.R.S. Employer
incorporation or organization)		Identification No.)

Glen L. Larsen Building
877 North 8th West Riverton, WY		82501
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: (307) 856-9271

Not Applicable
Former Name, Former Address or Former Fiscal Year,, If Changed From Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

 ☐   Written communications pursuant to Rule 425 under the Securities Act
 X   Soliciting material pursuant to Rule 14a-12 under the Exchange Act
 ☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
 ☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 8.01  Other Events
Special Meeting of Shareholders.  Crested Corp. has set November 26, 2007 (at 10:00 am, local time, at 877 N. 8th W., Riverton, Wyoming) as the date of a special meeting of shareholders to vote on the proposed merger of the company into U.S. Energy Corp.  Approval by the holders of a majority of the minority shares of the company is required to approve the merger.  The Form S-4 registration statement (filed by U.S. Energy Corp.) relating to the meeting was declared effective by the Securities and Exchange Commission on October 25, 2007.  The registration statement includes the proxy statement/prospectus.  The company has filed a definitive proxy statement/prospectus, relating to the proposed merger, with the SEC, and has recently mailed this document to all shareholders of record as of October 10, 2007.  Crested shareholders are urged to carefully read the proxy statement/prospectus, and other relevant information as stated in the proxy statement/prospectus, carefully, because they contain important information about the company and the proposed merger.  Investors can obtain free copies of these documents from the SEC’s website, www.sec.gov.

See also Item 7.01 below, and exhibit 99.1 to this report

Additional Mineral Concessions Acquired by Sutter Gold Mining Inc.  The company issued a press release on October 30, 2007 concerning Sutter Gold Mining Inc.’s acquisition of two more mineral concessions adjacent to the Santa Teresa Concession in Mexico.  The press release is filed as exhibit 99.2 to this report.

Update on Corporate Activities.  On October 30, 2007, the company issued a press release providing an update on various corporate activities.  The press release is filed as exhibit 99.3 to this report.

Sale of Ticaboo Townsite.  The company issued a press release on October 29, 2007 about the sale of the Ticaboo Townsite in southeastern Utah to Uranium One.  The press release is filed as exhibit 99.4 to this report.

Item 7.01  Regulation FD Disclosure
Crested Corp. issued a press release on October 30, 2007 concerning the setting of a meeting date for the special meeting of shareholders.  The press release is filed as exhibit 99.1 to this report and is incorporated herein by reference.  The information in this Item 7.01 and exhibit 99.1 shall not be deemed to be “filed” for purposes of section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that section, or sections 11 and 12(a)(2) of the Securities Act of 1933.  The information in this Item 7.01, and the information in exhibit 99.1, shall not be incorporated by reference into any filing with the SEC made by the company, whether made before or after the date of this report, regardless of any general incorporation statements in such filing.

Item 9.01  Financial Statements and Exhibits
Exhibit 99.1                           Press release published October 30, 2007
Exhibit 99.2                           Press release published October 30, 2007
Exhibit 99.3                           Press release published October 30, 2007
Exhibit 99.4                           Press release published October 30, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CRESTED CORP.

Dated: October 31, 2007	By:	/s/ Harold F. Herron
Harold F. Herron, President